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                                                                   EXHIBIT 23(a)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 8, 1996, appearing on page 29 of Leggett & Platt, Incorporated and Subsidiaries' Annual Report on Form 10-K for the year ended December 31, 1995. We also consent to the references to us under the heading "Experts" in such Prospectus.

/s/ PRICE WATERHOUSE LLP

St. Louis, MO
May 6, 1996